Exhibit 99.1

SAMSON OIL & GAS LIMITED ANNOUNCES RESULTS OF ANNUAL GENERAL MEETING

Perth – Thursday 30 November 2017

Pursuant to ASX Listing Rule 3.13.2, Samson Oil & Gas Limited advises on the outcome of voting on the resolutions put to shareholders at the Annual General Meeting held today 30 November 2017.

Details of the voting in regard to the resolutions (together with the information required to be given by Section 251AA of the Corporations Act) was as follows:

▪	Resolution 1 – Re - Election of Peter Hill as a Director

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	459,049,507
Votes of proxies directed to vote against the resolution	:	46,376,352
Votes of proxies directed to abstain on the resolution	:	3,101,740
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 1 was passed on a show of hands.

▪	Resolution 2 – Adoption of Remuneration Report

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	430,090,236
Votes of proxies directed to vote against the resolution	:	56,682,636
Votes of proxies directed to abstain on the resolution	:	21,754,727
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 2 was passed on a show of hands.

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

▪	Resolution 3 – Approval of Additional 10% Placement Facility

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	383,504,424
Votes of proxies directed to vote against the resolution	:	122,490,165
Votes of proxies directed to abstain on the resolution	:	2,533,010
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 3 was passed by a poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	384,040,624
Votes of proxies directed to vote against the resolution	:	122,490,165
Votes of proxies directed to abstain on the resolution	:	2,533,010
Votes of proxies able to vote at the proxies' discretion	:

▪	Resolution 4 – Adoption of New Constitution

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	459,156,346
Votes of proxies directed to vote against the resolution	:	44,302,193
Votes of proxies directed to abstain on the resolution	:	5,069,060
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 4 was passed by a poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	459,692,546
Votes of proxies directed to vote against the resolution	:	44,302,193
Votes of proxies directed to abstain on the resolution	:	5,069,060
Votes of proxies able to vote at the proxies' discretion	:	-

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

▪	Resolution 5 – Approval of Future Issue of Shares

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	378,462,424
Votes of proxies directed to vote against the resolution	:	126,850,822
Votes of proxies directed to abstain on the resolution	:	3,214,353
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 5 was passed on a show of hands.

▪	Resolution 6 – Advisory Vote on named Executive Officer Compensation

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	454,047,353
Votes of proxies directed to vote against the resolution	:	50,810,236
Votes of proxies directed to abstain on the resolution	:	3,670,010
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 6 was passed on a show of hands.

▪	Resolution 7 – Advisory Vote on the Frequency of Future Advisory Votes on ‘Named Executive Officer’ Compensation

Proxy votes were as follows:

Votes of proxies directed to vote for a vote every year	:	451,595,176
Votes of proxies directed to vote for a vote every two years	:	4,745,907
Votes of proxies directed to vote for a vote every three years	:	45,934,614
Votes of proxies directed to abstain on the resolution	:

Resolution 7 was passed on a show of hands voting for a vote every year.

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

For and on behalf of the Board of Directors of
SAMSON OIL & GAS LIMITED

DENIS RAKICH
Director

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN